Exhibit 10.2

STOCK ISSUANCE AGREEMENT

This STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of this 19th day of February, 2021 (the “Effective Date”), by and between Recro Pharma, Inc., a Pennsylvania corporation, having its principal place of business at 490 Lapp Road, Malvern, Pennsylvania 19355 (the “Company”), and Athyrium Opportunities II Acquisition LP and Athyrium Opportunities III Acquisition LP, each a limited partnership organized under the laws of Delaware, having its principal place of business at 505 Fifth Avenue, Floor 18, New York, New York 10017 (collectively “Athyrium” and each an “Athyrium Entity”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto, the Lenders from time to time party thereto and Athyrium have entered into that certain Credit Agreement, dated as of November 17, 2017, as amended on December 28, 2018, February 28, 2019, October 22, 2019 and (as amended, restated, supplemented or modified, the “Credit Agreement”); and

WHEREAS, in connection with the execution of that certain Fifth Amendment to Credit Agreement, dated as of the Effective Date by and between the Company, the Guarantors party thereto, the Lenders party thereto and Athyrium (the “Fifth Amendment”), and as consideration for Athyrium’s entrance into the Fifth Amendment and reduction in the amount of principal and interest outstanding under the Credit Agreement and payments of accrued and unpaid interest and an exit fee in an aggregate amount equal to $9,360,285 (the “Equity Rolldown Amount”), consisting of a principal reduction of $6,000,000 and a payment of $3,360,285 comprising reduction of interest, accrued and unpaid interest and an exit fee, the Company desires to issue to Athyrium and Athyrium desires to receive from the Company, pursuant to the terms set forth herein, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	ISSUANCE OF STOCK.

a. Issuance. Subject to and upon the terms of this Agreement, the Company hereby agrees to issue to Athyrium 2,202,420 shares of Common Stock (the “Shares”), as consideration for Athyrium’s entrance into the Fifth Amendment and reduction in the amount of principal and interest outstanding under the Credit Agreement and payments of accrued and unpaid interest and an exit fee in an aggregate amount equal to the Equity Rolldown Amount. The number of Shares was calculated by dividing the Equity Rolldown Amount by $4.25 per Share, the closing price for a share of Common Stock as reported by the Nasdaq stock exchange on February 18, 2021. The Company shall issue or cause to be issued the Shares to Athyrium on the date hereof as set forth in Schedule I attached hereto.

b. Delivery of Evidence of Issuance. The Company shall cause Broadridge Corporate Issuer Solutions, Inc., the Company’s transfer agent (including any successor transfer agent, the “Transfer Agent”), to deliver to Athyrium on the hereof evidence of the book entry reflecting the issuance of the Shares to Athyrium pursuant to this Agreement.

c. Lockup Agreement. During the period commencing with the date hereof and ending on the date that is ninety (90) days after the date hereof (the “Lock-Up Period”), without the prior approval of the Company, Athyrium shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale or, or otherwise dispose of or transfer any of the Shares (together with (a) any shares of Common Stock issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation, or similar recapitalization and (b) any shares of Common Stock issued as (or issuable upon the exercise of any warrant or other securities that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares (the “Lock-Up Securities”)), including, without limitation, any “short sale” or similar arrangement, or (ii) enter into any swap or any other agreement or any transaction that transfer, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction is to be settled by deliver of securities, in cash or otherwise; provided, however, that the foregoing shall not (A) prohibit Athyrium or any of its affiliates from transferring Lock-Up Securities to an affiliate of the Company if such transferee affiliate executes an agreement with the Company to be bound by the restrictions set forth in this Section I.c.; (B) prohibit Athyrium or any of its affiliates from selling or otherwise disposing of or transferring Lock-Up Securities into a tender offer by a third party or an issuer tender offer by the Company; and (C) restrict any sale or other disposal or transfer of shares of Common Stock which are not Lock-Up Securities held by an executive officer or director of Athyrium for his or her personal account.

II.	REPRESENTATIONS AND WARRANTIES OF ATHYRIUM. Each Athyrium entity hereby represents and warrants, severally not jointly, to the Company as follows:

a. Formation; Authorization.

1. Each Athyrium Entity has been duly formed as a limited partnership and is validly existing in good standing under the laws of the state of Delaware. Each Athyrium Entity has the requisite power and authority to enter into and perform its obligations under this Agreement.

2. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of each Athyrium Entity. This Agreement has been duly and validly executed and delivered by each Athyrium Entity, and constitutes a legal, valid and binding obligation of such Athyrium Entity, enforceable against such Athyrium Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

b. Accredited Investor. Each Athyrium Entity is an “accredited investor” as that term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each Athyrium Entity (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares; (ii) has the ability to bear the economic risk associated with such investment; and (iii) can bear the total loss of such investment therein. Each Athyrium Entity acknowledges that the Company has made available to each Athyrium Entity the opportunity to ask questions of, and to receive answers from the Company’s management, and has had access to all of the information each Athyrium Entity considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares.

c. Acquisition for Investment. The Shares are being acquired for each Athyrium Entity’s own account, only for investment purposes and not with a view to, or for resale in connection with, any public distribution or public offering thereof within the meaning of the Securities Act.

d. No General Solicitation. Each Athyrium Entity acknowledges that the Shares will not be acquired as a result of or subsequent to any general or public solicitation, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Athyrium Entity or its affiliates were invited by any of the forgoing means of communication.

e. Restricted Securities.

1. Each Athyrium Entity understands that, except as provided in Section VII., the Shares will not be registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions thereof which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Athyrium Entity’s representations as expressed herein. Each Athyrium Entity understands that, except as provided in Section VII., the Shares will be “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, each Athyrium Entity must hold indefinitely the Shares, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144 promulgated thereunder, and subject to compliance with applicable state and foreign securities laws, in each case to the extent applicable. As a result, each Athyrium Entity acknowledges that, except as provided in Section VII., the Shares will be subject to the following legend or a similar legend reflecting the restrictions on the transfer of the Shares:

THESE UNCERTIFICATED SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

2. Each Athyrium Entity understands that no U.S. federal or state agency or any governmental authority has passed upon or made any recommendation or endorsement of any of the Shares.

III.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Athyrium as follows:

a. Formation; Authorization; No Conflicts.

1. The Company has been duly formed and is validly existing in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the SEC Documents (as defined below), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

2. The Company has the requisite power and authority to enter into this Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated thereby have been duly and validly taken other than in connection with the Required Approvals (as defined below).

3. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all requisite action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

4. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Shares) will breach, conflict with, or result in the violation of or default under (i) any instrument, judgment, order, writ, decree, or contract to which the Company is party or by which it is bound or (ii) any provision of the Company’s or any of its Subsidiaries’ articles of incorporation or bylaws, both as in existence as of the date hereof. “Subsidiary” of any person means any entity in which such person, directly or indirectly, owns more than 50% of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement.

b. Valid Issuance. The Shares, when issued to Athyrium in accordance with the terms and conditions of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free and clear from all liens and restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. Assuming the accuracy of the representations of Athyrium set forth in Section II., the Shares will be issued in compliance with all applicable federal and state securities laws. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in compliance with applicable state and federal securities law and any rights of third parties.

c. Consents. No consent, approval, authorization, filing with or order of any court, governmental agency or body, or other person is required in connection with the transactions contemplated by this Agreement, except (i) such as have been obtained under the blue sky laws of any jurisdiction in connection with the purchase of the Shares, (ii) such as maybe required under the Securities Act in connection with the registration of the Shares pursuant to the Section VII. and (iii) the filing of a Form D with the SEC, if applicable (collectively, the “Required Approvals”).

d. No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

e. No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise.

f. Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable (and accordingly Athyrium is exempt from) any control share acquisition, business combination, poison pill (including any distribution under any rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), or the laws of the Commonwealth of Pennsylvania which are or could become applicable to Athyrium as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Shares and Athyrium’s ownership of the Shares.

g. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it (the “SEC Documents”) with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the filing date, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The financial statements of the Company have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company, as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

h. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

i. Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

IV.	COVENANTS OF THE COMPANY.

a. Reporting Status; Public Information. From the date of this Agreement until the first date on which Athyrium owns no Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act.

b. Listing. The Company shall use commercially reasonable efforts to secure the listing of all of the Shares on each national securities exchange and automated quotation system upon which shares of Common Stock are then listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares. The Company shall take all actions necessary to remain eligible for quotation of the Common Stock on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange and neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock thereon. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section IV.b.

c. No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to Athyrium, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

d. Legend Removal. Unless otherwise required by state securities laws, the legend set forth in Section II.e. shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company or the Transfer Agent, as applicable, and at Athyrium’s election so long as Athyrium is not an affiliate of the Company, if (i) the Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer of the Shares, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a form reasonably acceptable to the Company, to the effect that the Shares can be sold, assigned or transferred pursuant to Rule 144 or an exemption from registration.

e. Transfer Agent Instructions. If Athyrium effects a sale, assignment or transfer of the Shares in accordance with Section II.e., the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit Shares to the applicable balance accounts of such Transfer Agent in such name and in such denominations as specified by Athyrium to effect such sale, transfer or assignment; provided that Athyrium has complied with Section II.e. and the requirements of Section IV.d. In the event that such sale, assignment or transfer involves Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Transfer Agent shall issue such securities to Athyrium or its assignee or transferee, as the case may be, without any restrictive legend upon such sale.

V.	INDEMNIFICATION.

a. The Company agrees to indemnify and hold harmless Athyrium, the officers, directors, partners, members, and employees of Athyrium, each person, if any, who controls Athyrium (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members and employees of each such controlling person (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section II.e. above with respect to sale of the Shares, or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

b. Athyrium shall indemnify and hold harmless the Company, its directors, officers, and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, partners, members or employees of such controlling persons, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Athyrium) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by Athyrium to comply with the covenants and agreements contained in Section II.e. above with respect to the sale of the Shares or (ii) the inaccuracy of any representation made by Athyrium in this Agreement, in each case, only to such extent, and will reimburse the Company, each of its directors, and each of its controlling persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

VI.	CLOSING; DELIVERY

a. Closing. The issuance of the Shares (the “Closing”) shall take place on the date hereof remotely via electronic exchange of signatures.

b. Conditions to Athyrium’s Obligation to Purchase. The obligation of Athyrium hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are solely for Athyrium’s benefit and may be waived by Athyrium at any time in its sole discretion by providing the Company with prior written notice thereof:

1. The Company shall have duly executed and delivered to Athyrium this Agreement.

2. The Company shall have delivered to Athyrium an opinion of Troutman Pepper Hamilton Sanders, counsel for the Company, in form and substance reasonably satisfactory to Athyrium.

3. The Fifth Amendment shall have been executed and remain in full force and effect.

4. The Company shall have filed with the Nasdaq Stock Market a Notification Form: Listing of Additional Shares for the listing of the Shares.

5. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

6. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Shares. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

VII.	REGISTRATION RIGHTS

a. Registration Statement.

1. Promptly following the date of this Agreement but no later than thirty (30) days after the date hereof (the “Filing Deadline”), the Company shall prepare and file with the SEC a registration statement pursuant to Rule 415 under the Securities Act (the “Registration Statement”) relating to the offer and sale of Shares held by Athyrium in accordance with the methods of distribution elected by Athyrium. The Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale the Shares on Form S-3, in which case such registration shall be on Form S-1 or such other form available to register for resale the Shares as a secondary offering). In the event that the Company is not eligible to register the Shares on Form S-3 and instead registers the Shares on another form of registration statement pursuant to the Securities Act, the Company shall convert or replace such registration statement with a registration statement on Form S-3 promptly following confirmation that the Company becomes eligible to use Form S-3 to register the Shares.

2. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock combinations, stock dividends or similar transactions with respect to the Shares. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to Athyrium prior to its filing or other submission.

b. Expenses. The Company will pay all expenses associated with each Registration Statement, including filing fees, the Company’s counsel and accounting fees and expenses and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Shares being sold.

c. Effectiveness.

1. The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after the filing. The Company shall notify Athyrium as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective.

2. The Company shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act in order to permit the Prospectus (as defined below) forming part of the Registration Statement to be usable by Athyrium until the earlier of: (i) the date as of which all Shares have been sold pursuant to the Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); (ii) the date on which all Shares covered by such Registration Statement may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act during any ninety (90) day period and (iii) the date as of which Athyrium no longer holds Shares. “Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus. “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Shares.

3. For not more than ten (10) consecutive days or for a total of not more than twenty (20) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section VII. in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include any untrue statement of a material fact or omission of any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (an “Allowed Delay”); provided, that the Company shall promptly (1) notify Athyrium in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of Athyrium) disclose to Athyrium any material non-public information giving rise to an Allowed Delay, (2) advise Athyrium in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

d. Liquidated Damages. If: (i) the Registration Statement is not filed on or prior to its Filing Deadline, (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Shares included in such Registration Statement, or Athyrium is otherwise not permitted to utilize the Prospectus therein to resell such Shares (other than due to the fault of Athyrium), for more than twenty (20) consecutive calendar days or more than an aggregate of twenty-five (25) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event,” and for purposes of clause (i), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) business days period is exceeded, and for purpose of clause (iii) the date on which such twenty (20) or twenty-five (25) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights Athyrium may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to Athyrium an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.5% multiplied by the Equity Rolldown Amount deemed paid by Athyrium pursuant to this Agreement for such Shares held by Athyrium on such Event Date, provided, however, that the Company shall not be required to make any payments pursuant to this Section VII.d. if an Event occurred at such time that all Shares are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act; provided, further, that the Company shall not be required to make any payments pursuant to this Section VII.d. with respect to any Shares the Company is unable to register due to limits imposed by the SEC’s interpretation of Rule 415 under the Securities Act. The parties agree that the maximum aggregate liquidated damages payable to Athyrium under this Agreement and this Agreement shall be 5.0% of the Equity Rolldown Amount deemed paid by Athyrium pursuant to this Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section VII.d. in full within seven (7) business days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to Athyrium, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Such payments shall constitute Athyrium’ exclusive monetary remedy for such Events, but shall not affect the right of Athyrium to seek injunctive relief.

e. Limitation of Shelf Registration. Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance (as defined below) sets forth a limitation on the number of Shares permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Shares), unless otherwise directed in writing by Athyrium, the number of Shares to be registered on such Registration Statement will be reduced as follows:

1. First, the Company shall reduce or eliminate any securities to be included by any person other than Athyrium; and

2. Second, the Company shall reduce Shares.

In the event of a cutback hereunder, the Company shall give Athyrium at least two (2) business days prior written notice along with the calculations as to Athyrium’s allotment. In the event the Company amends the initial Registration Statement filed pursuant to this Agreement in accordance with the foregoing, the Company will use commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Shares that were not registered for resale on such initial Registration Statement, as amended. “SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

f. Registration Requirements. In connection with the Company’s obligations under Sections VII.a. through VII.e., the Company shall use commercially reasonable efforts to effect such Registration (as defined below) and to permit the sale of such Shares in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

1. prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto,

(x) furnish to the underwriters, if any, and to Athyrium, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and Athyrium and their respective counsel and (y) make such changes in such documents concerning Athyrium prior to the filing thereof as Athyrium, or its counsel, may reasonably request; provided that such requested changes are received by the Company no later than three (3) business days after such documents are furnished to Athyrium;

2. prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by Athyrium or (y) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

3. notify Athyrium and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

4. promptly notify Athyrium and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to Athyrium and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

5. use commercially reasonable efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

6. promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters, if any, and Athyrium agree should be included therein relating to the plan of distribution with respect to such Shares; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

7. furnish to Athyrium and each underwriter, if any, without charge, as many conformed copies as Athyrium or such underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

8. deliver to Athyrium and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as Athyrium or such underwriter may reasonably request in order to facilitate the disposition of the Shares by Athyrium or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by Athyrium and the underwriters, if any, in connection with the offering and sale of the Shares covered by such Prospectus or any amendment or supplement thereto);

9. on or prior to the date on which the applicable Registration Statement becomes effective, use commercially reasonable efforts to register or qualify, and cooperate with Athyrium, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Shares for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as Athyrium, managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable at Athyrium’s expense to keep such Registration or qualification in effect for such period as required by Section VII.c., provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

10. cooperate with Athyrium and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of book-entry positions representing Shares to be sold and not bearing any restrictive legends and enable such Shares to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Shares to the underwriters;

11. use commercially reasonable efforts to cause the Shares covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Shares;

12. make such representations and warranties to Athyrium, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

13. enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as Athyrium or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Shares;

14. obtain for delivery to Athyrium and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to Athyrium or underwriters, as the case may be, and their respective counsel;

15. cooperate with Athyrium and each underwriter, if any, participating in the disposition of such Shares and their respective counsel in connection with any filings required to be made with FINRA;

16. use commercially reasonable efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

17. provide and cause to be maintained a transfer agent and registrar for all Shares covered by the applicable Registration Statement;

18. take no direct or indirect action prohibited by Regulation M under the Exchange Act;

19. take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

“Registration” means registration under the Securities Act of the offer and sale to the public of any Shares under a Registration Statement. The terms “register”, “registered” and “registering” shall have correlative meanings.

g. Company Information Requests. The Company may require Athyrium to furnish to the Company such information regarding the distribution of such securities and such other information relating to Athyrium and its ownership of Shares as the Company may from time to time reasonably request in writing. Athyrium agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary for inclusion in the Registration Statement and otherwise to enable the Company to comply with the provisions of this Agreement.

h. Indemnification.

1. The Company shall indemnify and hold harmless, to the full extent permitted by law, Athyrium, each shareholder, member, limited or general partner of Athyrium, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective affiliates, officers, directors, shareholders, employees, advisors, and agents and each person who controls (within the meaning of the Securities Act or the Exchange Act) such persons and each of their respective representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses as incurred and any indemnity and contribution payments made to underwriters) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which Shares are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that Athyrium shall not be entitled to indemnification pursuant to this Section VII.h.1. in respect of any untrue statement or omission contained in any information relating to Athyrium furnished in writing by Athyrium to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information the “Selling Stockholder Information”). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Athyrium or any indemnified party and shall survive the Transfer of such securities by Athyrium and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to Athyrium. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

2. Athyrium shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Shares were registered or sold under the Securities Act (including any final, preliminary or summary

Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in the Selling Stockholder Information. In no event shall the liability of Athyrium hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Shares in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by Athyrium pursuant to Section VII.h.4. and any amounts paid by Athyrium as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

3. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such person (based upon advice of its counsel) a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section VII.h.3., in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

4. If for any reason the indemnification provided for in Section VII.h.1. and Section VII.h.2. is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section VII.h.1. and Section VII.h.2.), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section VII.h.4. were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section VII.h.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections VII.h.1. and VII.h.2. shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section VII.h.4., in connection with any Registration Statement filed by the Company, Athyrium shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Shares in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by Athyrium pursuant to Section VII.h.2. and any amounts paid by Athyrium as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section VII.h., the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections VII.h.1. and VII.h.2. hereof without regard to the provisions of this Section VII.h.4. The remedies provided for in this Section VII.h. are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

i. Notification. As promptly as practicable, Athyrium shall notify the Company when all of Shares have been sold.

j. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to Athyrium, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Shares, and, to the extent necessary, to identify Athyrium as selling stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

VIII.	GENERAL PROVISIONS.

a. Survival. The warranties, representations, and covenants of the Company and Athyrium contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

b. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors or permitted assigns of the parties hereto, whether or not so expressed. Notwithstanding the forgoing or anything to the contrary herein, neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party.

c. Notices. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopier with a confirmation copy by regular, certified or overnight mail, postage prepaid, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor:

If to the Company:

Recro Pharma, Inc.

1300 Gould Dr.

Gainesville, GA 30504

Attention: David Enloe, President and Chief Executive Officer

Email: David.Enloe@recrocdmo.com

with a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103

Attention: Rachael Bushey

Email: Rachael.bushey@troutman.com

If to Athyrium:

Athyrium Capital Management, LP

530 Fifth Avenue, Floor 25

New York, NY 10036

Attention: Mark Kavulich

Email: mkavulich@athyrium.com

with copies (which shall not constitute notice) to:

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, NC 28202

Attention: Tripp Monroe

Email: trippmonroe@mvalaw.com

d. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and Athyrium. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

e. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

f. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. The parties hereby agree that any action, proceeding or claim arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum. EACH PARTY HEREBY WAIVES ANY RIGHT TO A JURY TRIAL.

g. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

h. Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

i. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

j. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and they supersede, merge, and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

RECRO PHARMA, INC. a Pennsylvania corporation

By:	/s/ Ryan Lake
Name: Ryan Lake
Title: Chief Financial Officer

ATHYRIUM OPPORTUNITIES II ACQUISITION LP a Delaware limited partnership

By: Athyrium Opportunities Associates II LP, its General Partner

By: Athyrium GP Holdings LLC, the General Partner of Athyrium Opportunities Associates II LP

By:	/s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

ATHYRIUM OPPORTUNITIES III ACQUISITION LP a Delaware limited partnership

By: Athyrium Opportunities Associates III LP, its General Partner

By: Athyrium Opportunities Associates III GP LLC, the General Partner of Athyrium Opportunities Associates III LP

By:	/s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

Schedule I

Name	Allocated Amount of the Equity Rolldown Amount	Number of Shares to be Issued
Athyrium Opportunities II Acquisition LP	$4,680,142.50	1,101,210
Athyrium Opportunities III Acquisition LP	$4,680,142.50	1,101,210
Total	$9,360,285.00	2,202,420

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